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                                                                    EXHIBIT 32.2

                                  CERTIFICATION

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended March 31, 2004 of American Insured Mortgage Investors - Series 85, L.P. (the "Issuer").

I, Cynthia O. Azzara, Executive Vice President, Chief Financial Officer and Treasurer, certify that to the best of my knowledge:

(i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


                                        AMERICAN INSURED MORTGAGE
                                        INVESTORS - SERIES 85, L.P.
                                        (Registrant)

                                        By:      CRIIMI, Inc.
                                                 General Partner



May 7, 2004                             /s/Cynthia O. Azzara
-----------                             ---------------------------------
Date                                    Cynthia O. Azzara
                                        Executive Vice President, Chief
                                        Financial Officer and Treasurer


A signed original of this written statement required by Section 906 has been provided to the General Partner and will be retained by the General Partner and furnished to the Securities and Exchange Commission or its staff upon request.